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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                      0-12182               95-3647070
   (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (IRS EMPLOYER
           INCORPORATION)                                    IDENTIFICATION NO.)

          460 CALLE SAN PABLO                                      93012
         CAMARILLO, CALIFORNIA                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

On June 8, 2001, the Registrant issued a press release attached as Exhibit 20.1 to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CALIFORNIA AMPLIFIER, INC.



Date: June 12, 2001                By: /s/ MICHAEL R. FERRON
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                                       Michael R. Ferron
                                       Vice President Finance and Chief
                                       Financial Officer

                                INDEX TO EXHIBITS

 EXHIBIT NO.                          DESCRIPTION                                METHOD OF FILING
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   20.1              Press Release of California Amplifier, Inc. dated      Filed electronically herewith
                     June 8, 2001